UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2017

AQUA METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Atlantic Avenue Alameda, California 94501
(Address of principal executive offices)

(510) 479-7635
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02     Results of Operations and Financial Condition

On December 1, 2017, we issued a press release updating certain information originally disclosed by way of our press release November 9, 2017. The full text of the press release is filed as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2. to Current Report on Form 8-K, this report and Exhibit 99.1 hereto shall be deemed to be filed, and not furnished, under the Securities Exchange Act of 1934.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 99.1	Press release dated December 1, 2017	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: December 1, 2017	/s/ Stephen R. Clarke
Stephen R. Clarke
Chief Executive Officer